Exhibit 10.1


                               AMENDMENT NO. 9 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


                                               August 14, 2001



All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders, the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  The Borrower has requested that the Requisite Lenders agree to amend the Loan Agreement in certain respects. The Agents and the Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, as follows:

                  (a) The first "WHEREAS" clause in the Loan Agreement is hereby amended by deleting therefrom the amount "One Hundred Fifty Million Dollars ($150,000,000)" and inserting in its place the amount "One Hundred Twenty-Five Million Dollars ($125,000,000)".

                  (b) The definition of the term "Applicable Margin" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  " 'Applicable Margin' shall mean (a) from June 30, 2001 to, but not including August 14, 2001, 0.25% for Domestic Rate Portions and 2.25% for LIBOR Portions; and (b) at all times on and after August 14, 2001, 1.00% for Domestic Rate Portions and 3.25% for LIBOR Portions."

                  (c) Clause (b)(i) of the definition of the term "Default" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(i)     any of Section 3.2 through 3.16, 3.18, 5, 7.2, 7.7,
                  7.19 or 8 of this Agreement,"

                  (d) A new defined term "Floating Inventory Amount" is hereby inserted into Section 1.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

                  " 'Floating Inventory Amount' shall mean an amount equal to
         (i) two and three-quarters (2.75) at all times during the period commencing on June 30, 2001 and ending on March 31, 2002 and (ii) three (3.00) at all times on and after April 1, 2002."

                  (e) The definition of the term "Floating Inventory Cap" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  " 'Floating Inventory Cap' shall mean an amount, determined as of the last day of each calendar month, for the three-month period ending on such date, equal to (i) the aggregate cost of goods sold for the applicable three-month period, multiplied by (ii) the result of four (4), divided by the Floating Inventory Amount, and multiplied by one-half (0.50), with the result rounded to the next highest multiple of One Million Dollars ($1,000,000). The Floating Inventory Cap shall be calculated for the Designated Companies on a consolidated basis in accordance with GAAP and with reference to the financial statements of the Designated Companies for the applicable period to be delivered to the Agents pursuant to Section 7.1 and shall be prospectively effective upon receipt by the Agents of such financial statements."

                  (f) The definition of the term "Inventory Turnover" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  " 'Inventory Turnover' shall mean an amount, determined as of June 30, 2001 and as of the last day of each calendar month thereafter, for the three-month period ending on such date, equal to (i) the product of the aggregate cost of goods sold for the applicable three-month period, multiplied by four (4), divided by (ii) the result of the aggregate gross book value of Inventory on the first day of each calendar month within such three-month period, divided by three (3). Inventory Turnover shall be calculated for the Designated Companies on a consolidated basis in accordance with GAAP and with reference to the financial statements of the Designated Companies for such period to be delivered to the Agents pursuant to Section 7.1."

                  (g) A new defined term "Lease Lender" is hereby inserted into Section 1.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

                  " 'Lease Lender' shall mean GE Capital Corporation or another Person reasonably acceptable to the Agents and that is providing Permitted Lease Financing to a Designated Company."

                  (h) The definition of the term "Maximum Facility" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  " 'Maximum Facility' shall mean an amount equal to One Hundred Twenty-Five Million Dollars ($125,000,000)."

                  (i) The definition of the term "OS Franchise Inventory Sublimit" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  " 'OS Franchise Inventory Sublimit' shall mean the amount set forth below during the applicable period set forth below opposite such amount:

        ------------------------------------------------------------------------
                            Period                                   Amount
                            ------                                   ------
        ------------------------------------------------------------------------
         June 1, 2001 through August 31, 2001                     $14,150,000
        ------------------------------------------------------------------------
         September 1, 2001 through September 30, 2001             $13,000,000
        ------------------------------------------------------------------------
         October 1, 2001 through October 31, 2001                 $12,500,000
        ------------------------------------------------------------------------
         November 1, 2001 through November 30, 2001               $11,500,000
        ------------------------------------------------------------------------
         December 1, 2001 through December 31, 2001               $11,000,000
        ------------------------------------------------------------------------
         January 1, 2002 and thereafter                           $10,000,000"
        ------------------------------------------------------------------------

                  (j) A new defined term "ParView Leases" is hereby inserted into Section 1.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

                  " 'ParView Leases' shall mean, collectively, all leases or similar agreements in existence between ParView and its customers and relating to products of any Designated Companies."

                  (k) A new defined term "Permitted Lease Financing" is hereby inserted into Section 1.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

                  " 'Permitted Lease Financing' shall mean indebtedness not in excess of $5,000,000 incurred by a Designated Company to Lease Lender on terms and conditions, and pursuant to agreements and documents, reasonably satisfactory to the Agents and secured only by liens and security interests permitted under Section 8.1(g) hereof."

                  (l) The definition of the term "Loan Availability" contained in Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(i)     eighty-five percent (85%) of the face amount (less
         maximum discounts, credits and allowances which may be taken by or granted to Account

         Debtors in connection therewith) then outstanding under existing Eligible Accounts at such time; plus

                  (ii) the lesser of (a) the sum of (x) fifty percent (50%) of the value of Eligible Inventory consisting of Franchise Inventory other than OS Franchise Inventory, (y) the lesser of (I) fifty percent (50%) of the value of Eligible Inventory consisting of OS Franchise Inventory and (II) the OS Franchise Inventory Sublimit and (z) the lesser of (I) twenty percent (20%) of the value of Eligible Inventory consisting of Non-Franchise Inventory and (II) Two Million Five Hundred Thousand Dollars ($2,500,000), and (b) the applicable Floating Inventory Cap.

                  For purposes of clause (ii) above, Inventory will be valued at the lower of average cost or market value."

                  (m) Section 2.6(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(iii)   Each LIBOR Portion shall be in a minimum amount of
         One Million Dollars ($1,000,000) or such greater amount which is an integral multiple of One Hundred Thousand Dollars ($100,000); and the aggregate amount of all LIBOR Portions shall not at any time exceed (A) Ninety-Four Million Dollars ($94,000,000) at all times prior to September 4, 2001 and (B) Eighty Million Dollars ($80,000,000) at all times on and after September 4, 2001."

                  (n) Section 2.7(a) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(a)     The Borrower shall pay to the Administrative Agent,
         for the account of the Lenders, an unused facility fee determined by
         (i) subtracting from the Maximum Facility, the sum of the average daily outstanding Revolving Loans during the immediately preceding calendar month and the average daily Letter of Credit Exposure during the immediately preceding calendar month and (ii) multiplying the result thereof by three-eighths of one percent (0.375%) per annum. The unused facility fees shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed and shall be payable monthly in arrears on the first day of each calendar month."

                  (o) Section 2.7(f) of the Loan Agreement is hereby deleted in its entirety.

                  (p) A new Section 7.19 is hereby inserted into the Loan Agreement, as follows:

                  "7.19    Consultant.
                           ----------

                  On or before August 25, 2001, the Borrower shall retain, and shall thereafter continue to retain, at the Borrower's expense, a business consultant reasonably acceptable to the Agents. Such consultant shall review the Borrower's business plan, assist the Borrower in working capital management and perform such other functions as may be determined by the Borrower or reasonably requested by the Agents. The Borrower agrees to authorize such consultant to meet with the Agents at the Agents' request, to provide any information obtained or developed by it for the Borrower to the Agents and the Lender and to make all written reports or other written analyses produced by it available to the Agents and the Lenders."

                  (q) Section 8.1 of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of clause (e) thereof and (ii) inserting the following after clause (f) thereof and before the period:

                  "; and (g) liens in and security interests on a Designated Company's rights in respect of any ParView Leases and the products subject to such ParView Leases, granted in favor of a Lease Lender in order to secure the Permitted Lease Financing."

                  (r) Section 8.2 of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of clause (h) thereof and (ii) inserting the following after clause (i) thereof and before the period:

                  "; and (j) up to $5,000,000 of indebtedness of a Designated Company in respect of Permitted Lease Financing."

                  (s) Section 8.4 of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of clause (h) thereof and (ii) inserting the following after clause (i) thereof and before the period:

                  "and (j) investments by one or more Designated Companies consisting of capital stock of ParView acquired by such Designated Companies in non-cash transactions in settlement of outstanding Accounts of such Designated Companies owing by ParView."

                  (t) Section 8.5 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "8.5     Guarantees.
                           ----------

                  Except (a) as set forth in Schedule 8.5, (b) as set forth in the definition of the term "Permitted Acquisitions," and (c) for an unsecured guarantee by the Borrower of up to $1,000,000 of obligations of ParView relating to the financing by ParView of some or all of the ParView Leases, which guaranty shall have terms and conditions, and be evidenced by documents and agreements, reasonably satisfactory to the Agents, no Designated Company shall guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise, except endorsements of negotiable instruments for collection in the ordinary course of business and guaranties by the Borrower of the obligations (including real estate leases) of another Designated Company."

                  (u) Section 8.8 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "8.8.    Capital Expenditure Limitations.
                           -------------------------------

                  No Designated Company shall purchase, invest in or otherwise acquire, or enter into commitments to purchase, invest in or otherwise acquire, additional real estate, machinery equipment, vehicles or other fixed assets, which, in the aggregate, cost the Designated Companies, taken as a group, more than (a) Two Million Dollars ($2,000,000) during the 2001 fiscal year or (b) Two Million Five Hundred Thousand Dollars ($2,500,000) during each fiscal year thereafter, plus, in each case,
         (i) any capital assets acquired in connection with a Permitted Acquisition and (ii) any capital assets acquired with the proceeds of insurance which replaces lost or damaged capital assets, to the extent of such proceeds."

                  (v) Section 8.17 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "8.17    Minimum Tangible Net Worth.
                           --------------------------

                  Tangible Net Worth of the Designated Companies, on a consolidated basis, shall not at any time during any period set forth below be less than the amount set forth below opposite such period:

                       Period                                         Amount
                       ------                                         ------

            June 30, 2001 through and including                    $20,000,000
            September 29, 2001

            September 30, 2001 through and including               $34,000,000
            December 30, 2001

            December 31, 2001 through and including                $40,000,000
            December 30, 2002

            December 31, 2002 through and including                $45,000,000
            December 30, 2003

            December 31, 2003 and thereafter                       $50,000,000"

                  (w) Section 8.18 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "8.18    Minimum Debt Service Coverage Ratio.
                           -----------------------------------

                  The Debt Service Coverage Ratio of the Designated Companies, on a consolidated basis, shall not on the last day of any calendar quarter set forth below, for the period ending on such date, be less than the ratio set forth below opposite such date:

                            Date                                       Ratio
                            ----                                       -----

           Twelve month period ending June 30, 2001                -0.60 : 1.00

           Twelve month period ending September 30, 2001            1.25 : 1.00"
            and each twelve month period ending on the last day of a calendar quarter thereafter

                  (x) Section 8.19 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "8.19    Minimum Inventory Turnover.
                           --------------------------

                  Inventory Turnover shall not on the last day of any calendar month ending on or after June 30, 2001, for the three-month period ending on such date, be less than the amount set forth below for such date:

                        Month                         Minimum Inventory Turnover
                        -----                         --------------------------

           June 30, 2001                                         2.2

           July 31, 2001                                         2.2

           August 31, 2001                                       2.3

           September 30, 2001 and the last day                   3.0"
           of each calendar month thereafter

                  (y) The Maximum Loan Amount of each Lender is amended and restated as set forth in Annex I attached hereto.

                  2. Scope. This Amendment No. 9 to Loan and Security Agreement (this "Amendment") shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  3. Conditions to Effectiveness. This Amendment shall be effective retroactive to June 30, 2001 upon the execution hereof by the Requisite Lenders, the acceptance hereof by Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at

111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, on or before August 14, 2001, together with an amendment fee of $20,000, which shall be payable on a pro rata basis to each Lender that executes this Amendment on or prior to August 14, 2001.

                                        Very truly yours,

                                        HARRIS TRUST AND SAVINGS BANK,
                                         as Administrative Agent and a Lender
                                        Pro Rata Share:  20%


                                        By: /s/ WILLIAM J. KANE
                                            ------------------------------------
                                        Its:  Vice President
                                            ------------------------------------


                                        AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO,
                                         as Collateral Agent and a Lender
                                        Pro Rata Share:  20%


                                        By: /s/ M. MARTHA GASKIN
                                            ------------------------------------
                                        Its:  First Vice President
                                            ------------------------------------


                                        FLEET BUSINESS CREDIT CORPORATION,
                                         formerly known as SANWA BUSINESS
                                         CREDIT CORPORATION,  as a Lender
                                        Pro Rata Share:  15%


                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------


                                        FIRSTAR BANK N.A.,
                                         formerly known as MERCANTILE BUSINESS
                                         CREDIT, INC.,
                                         as a Lender
                                        Pro Rata Share:  15%


                                        By: /s/ ROBIN VAN METER
                                            ------------------------------------
                                        Its: Asst. Vice President
                                            ------------------------------------

                                        GMAC COMMERCIAL CREDIT LLC,
                                         formerly known as THE BANK OF NEW
                                         YORK COMMERCIAL CORPORATION, as a
                                         Lender
                                        Pro Rata Share:  15%


                                        By: /s/ ANTHONY VIOLA
                                            ------------------------------------
                                        Its:  Vice President
                                            ------------------------------------


                                        BANK OF AMERICA, N.A.,
                                         formerly known as NATIONSBANK, N.A.
                                         successor by merger to
                                         NATIONSBANK OF TEXAS, N.A.,
                                         as a Lender
                                        Pro Rata Share:  15%


                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------


Acknowledged and agreed to as of this 14th day of August, 2001.

ALL AMERICAN SEMICONDUCTOR, INC.


By: /s/ HOWARD L. FLANDERS
    ------------------------------------
Its:  EVP & CFO
    ------------------------------------

                   Acknowledgment and Acceptance of Guarantors
                   -------------------------------------------

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 9 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                                        Dated:  August 14, 2001

                                        Each of the Subsidiaries of All American
                                         Semiconductor, Inc. listed on Exhibit A
                                         attached hereto


                                        By: /s/ HOWARD L. FLANDERS
                                            ------------------------------------
                                        Its:  EVP & CFO
                                            ------------------------------------

                                    EXHIBIT A

                                  Subsidiaries
                                  ------------

NAME
----

Access Micro Products, Inc.
All American Added Value, Inc.
All American A.V.E.D., Inc.
All American Semiconductor-Northern California, Inc.
All American IDT, Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Canada, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rhode Island, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor of Washington, Inc.
All American Semiconductor of Wisconsin, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
AmeriCapital, LLC
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.

                                     ANNEX I

                              Maximum Loan Amounts
                              --------------------


   --------------------------------------------------------------------------
                         Lender                       Maximum Loan Amount
                         ------                       -------------------
   --------------------------------------------------------------------------
     Harris Trust and Savings Bank                        $25,000,000
   --------------------------------------------------------------------------
     American National Bank and                           $25,000,000
       Trust Company of Chicago
   --------------------------------------------------------------------------
     Fleet Business Credit Corporation                    $18,750,000
   --------------------------------------------------------------------------
     Firstar Bank N.A.                                    $18,750,000
   --------------------------------------------------------------------------
     GMAC Commercial Credit LLC                           $18,750,000
   --------------------------------------------------------------------------
     Bank of America, N.A.                                $18,750,000
   --------------------------------------------------------------------------